STRICTLY CONFIDENTIAL
                                                          WLR&K DRAFT: 3/27/02






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2002

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

          1-11373                                             31-0958666
 (Commission File Number)                                   (IRS Employer
                                                        Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)
                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

            On November 6, 2002, Cardinal Health, Inc. (the "Company") issued a press release relating to its proposed acquisition of Syncor International Corporation. A copy of that press release is set forth as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

            On November 6, 2002, the Company also issued a press release announcing that the Company's Board of Directors declared a regular quarterly dividend of $0.025 per common share, without par value, payable on January 15, 2003 to shareholders of record on January 1, 2003. A copy of that press release is set forth as
            Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      99.1 Press release issued by the Company on November 6, 2002 relating to the proposed acquisition of Syncor International Corporation.

      99.2 Press release issued by the Company on November 6, 2002 announcing that the Company's Board of Directors declared a regular quarterly dividend of $0.025 per common share, without par value, payable on January 15, 2003 to shareholders of record on January 1, 2003.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Cardinal Health, Inc.
                                       (Registrant)

Date:  November 6, 2002
                                       By:  /s/ Paul S. Williams
                                           ---------------------
                                           Name:  Paul S. Williams
                                           Title: Executive Vice President,
                                                  Chief Legal Officer and
                                                  Secretary




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                                  EXHIBIT INDEX


99.1 Press release issued by the Company on November 6, 2002 relating to the proposed acquisition of Syncor International Corporation.

99.2 Press release issued by the Company on November 6, 2002 announcing that the Company's Board of Directors declared a regular quarterly dividend of $0.025 per common share, without par value, payable on January 15, 2003 to shareholders of record on January 1, 2003.